UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2011

Marriott Vacations Worldwide Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35219	45-2598330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6649 Westwood Blvd., Orlando, FL		32821
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (407) 206-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation Arrangements for Executive Officers

On December 5, 2011, the Compensation Policy Committee (the “Committee”) of the Board of Directors (the “Board”) of Marriott Vacations Worldwide Corporation (the “Company”), approved forms of award agreements for use in connection with grants of restricted stock units (“RSUs”) and stock appreciation rights (“SARs”) under the Marriott Vacations Worldwide Corporation Stock and Cash Incentive Plan (the “Plan”). RSUs represent the right to receive shares of the Company’s common stock ( “Common Stock”) in accordance with a vesting schedule, which will be determined by the Committee when the awards are granted; provided, that RSUs will not vest if the grantee engages in competition (as defined in the Plan) or acts that are or potentially are injurious to the Company’s operations, financial condition or business reputation. SARs represent the right to receive, upon exercise, shares of Common Stock equal to the number of SARs exercised times the quotient of (a) the fair market value of a share of Common Stock on the exercise date minus the value of a share on the grant date, divided by (b) the fair market value of a share on the exercise date. SARs may be exercised in accordance with a schedule that will be determined by the Committee when the awards are granted, but may not be exercised for a year following the grant date. SARs will expire on the tenth anniversary of the grant date. The award agreements prohibit grantees from soliciting any Company employee to leave employment with the Company during the period from the grant date until the first anniversary of the termination of the grantee’s employment for any reason. The foregoing description of the forms of award agreement for RSUs and SARs is qualified by reference to the full text of the forms of award agreements, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K.

The Committee also approved certain awards on December 5, 2011 in connection with the Company’s recently completed spin-off (the “Spin-Off”) from Marriott International, Inc. The Committee approved awards under the Plan for a group of employees, including the named executive officers. The Committee does not currently intend to approve the grant of additional equity awards under the Plan to the named executive officers in 2012. The awards approved for the named executive officers include grants of RSUs, SARs and performance-based stock units (“Performance Awards”). The RSUs and the SARs will be granted on December 15, 2011 and will vest in installments of 25% on the first, second, third and fourth anniversaries of the grant date. The Performance Awards are expected to be granted during the first quarter of 2012, at which time the terms of the Performance Awards will be finalized. Each named executive officer will receive grants with the following aggregate values: Stephen P. Weisz, President and Chief Executive Officer, $3,100,000; John E. Geller, Jr., Executive Vice President and Chief Financial Officer, $1,300,000; Robert A. Miller, Executive Vice President and Chief Operating Officer—International, $550,000; R. Lee Cunningham, Executive Vice President and Chief Operating Officer—North America and Caribbean, $550,000; Brian E. Miller, Executive Vice President and Chief Sales and Marketing Officer, $475,000; and James H Hunter, IV, Executive Vice President and General Counsel, $700,000. The value of each award will be allocated as follows: RSUs, 40%; SARs, 30%; and Performance Awards, 30%. (The Company is providing voluntary disclosure for Mr. Cunningham, Executive Vice President and Chief Operating Officer—North America and Caribbean, because of the significant contributions of that line of business to the financial results of the Company in its most recently completed fiscal year. Mr. Cunningham should not be considered a named executive officer of the Company under the rules of the United States Securities and Exchange Commission.)

In addition, also in recognition of contributions of the named executive officers to the completion of the Spin-Off, the Committee approved the following cash compensation to the named executive officers, payable as soon as administratively practicable: Mr. Weisz, $100,000; Mr. Geller, $100,000; Mr. Robert Miller, $50,000; Mr. Cunningham $50,000; Mr. Brian Miller, $50,000; and Mr. Hunter, $100,000.

Compensation Arrangements for Non-Employee Directors

On December 5, 2011, the Committee approved a form of award agreement for share awards to non-employee directors (the “Non-Employee Director Share Awards”). The Non-Employee Director Share Awards, which vest immediately, represent the right to receive shares of the Company’s common stock upon a director’s completion of Board service. Prior to a director’s completion of Board service, the Non-Employee Director Share Awards cannot be transferred or assigned, and the director has no voting rights in the common stock underlying the awards. The foregoing description of the form of agreement for Non-Employee Director Share Awards is qualified by reference to the full text of the form of award agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K.

On December 5, 2011, the Board, upon the recommendation of the Committee, approved the following compensation arrangements for non-employee directors: (1) an annual cash retainer of $60,000 for each non-employee director other than the Chairman and $100,000 for the Chairman; (2) an additional annual cash retainer of $20,000 for the chair of the Audit Committee, $20,000 for the chair of the Compensation Policy Committee and $30,000 for the chair of the Nominating and Corporate Governance Committee

(who is also the lead independent director); and (3) an annual equity grant with a value of $90,000 for each non-employee director other than the Chairman and $150,000 for the Chairman. The Committee also approved the annual grant of Non-Employee Director Share Awards to the current non-employee members of the Board, which awards will be granted on December 15, 2011. The Committee does not currently intend to approve the grant of additional equity awards under the Plan to the non-employee members of the Board in 2012.

Appointment of Principal Accounting Officer

On December 5, 2011, the Board designated Laurie A. Sullivan as the Company’s principal accounting officer, effective as of that date. Mr. Geller, who had been acting as both the principal financial officer and principal accounting officer, will continue as the principal financial officer. Ms. Sullivan, 46, began serving as Vice President Finance, Division Controller of Marriott Vacation Club International in September 2005 and has been responsible for financial reporting, planning and analysis and for compliance with financial policies.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit 10.1	Form of Restricted Stock Unit Agreement – Marriott Vacations Worldwide Corporation Stock and Cash Incentive Plan.

Exhibit 10.2	Form of Stock Appreciation Right Agreement – Marriott Vacations Worldwide Corporation Stock and Cash Incentive Plan.

Exhibit 10.3	Form of Non-Employee Director Share Award Confirmation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Date: December 9, 2011	By:	/s/ James H Hunter, IV

Name:	James H Hunter, IV
Title:	Executive Vice President, General Counsel and Secretary

Exhibit No.	Description

Exhibit 10.1	Form of Restricted Stock Unit Agreement – Marriott Vacations Worldwide Corporation Stock and Cash Incentive Plan.

Exhibit 10.2	Form of Stock Appreciation Right Agreement – Marriott Vacations Worldwide Corporation Stock and Cash Incentive Plan.

Exhibit 10.3	Form of Non-Employee Director Share Award Confirmation

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